This Supplement replaces the Supplement that was previously filed on October 21, 2014.

361 Managed Futures Strategy Fund (the “Fund”)
Supplement dated November 3, 2014, to the
Prospectus and Statement of Additional Information dated March 1, 2014, as amended on March 21, 2014, and the Summary Prospectus dated March 14, 2014 a series of Investment Managers Series Trust

Important Notice Regarding Changes to Class A shares

The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.  The Fund’s Investor Class shares will not be subject to a front-end sales charge or a contingent deferred sales charge.  As a result, effective November 1, 2014, all references to “Class A shares” are replaced with “Investor Class shares” and references to sales charges are removed.

Effective November 1, 2014, the discussion of “Class A Shares” in the “Buying Fund Shares” section in the Prospectus is deleted.  The following language replaces and/or amends any inconsistent language in the Prospectus and Summary Prospectus:

Fees and Expenses of the Fund1
This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Futures Fund.

	Investor Class Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.59%		1.59%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.37%		0.37%
Shareholder servicing fee	0.09%		0.09%
All other expenses	0.28%		0.28%
Fees and/or expenses recouped2		0.02%		0.02%
Total annual fund operating expenses2		2.23%		1.98%

1.	The expense information in the table has been restated to reflect current fees and expenses.
2.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Managed Futures Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Investor Class and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Managed Futures Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Please file this Supplement with your records.

Example
This example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Managed Futures Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Managed Futures Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year, five-year and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$226	$693	$1,187	$2,546
Class I shares	$201	$617	$1,059	$2,287

The following table replaces any inconsistent information in the “Performance” section in the Prospectus and Summary Prospectus:

Average Annual Total Returns (for periods ended December 31, 2013)

	1 year	Since Inception (December 20, 2011)
Class I - Return Before Taxes	2.97%	6.29%

Class I - Return After Taxes on Distributions	1.92%	5.75%

Class I - Return After Taxes on Distributions and Sale of Fund Shares	2.22%	4.74%
Investor Class – Return Before Taxes	2.80%	6.06%

Citigroup 3-month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	0.05%	0.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.  Prior to November 1, 2014, Investor Class shares were subject to a 5.75% sales charge which is not reflected in the total return figures.

Please file this Supplement with your records.